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                                                                    Exhibit 10.1


                         LOGITECH INTERNATIONAL S. A.
                                1996 STOCK PLAN
                   (as amended and restated, June 25, 1998)


     1.   Purposes of the Plan.  The purposes of this Stock Plan are:
          --------------------

          . to attract and retain the best available personnel for positions of substantial responsibility,

          .    to provide additional incentive to Employees and Directors, and

          .    to promote the success of the Company's business.

     Options granted under the Plan may be structured, in the discretion of the Administrator, to qualify for preferential tax treatment afforded by jurisdictions in which Options are granted. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees as shall
                -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of stock option plans under Swiss laws, U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)  "Code" means the U. S. Internal Revenue Code of 1986, as amended.
                ----

          (e)  "Committee" means a Committee appointed by the Board in
                ---------
accordance with Section 4 of the Plan.

          (f)  "Company" means Logitech International S. A., a company
                -------
incorporated under the laws of Switzerland.

          (g)  "Continuous Status as an Employee or Director" means that the
                --------------------------------------------
employment relationship with, or relationship as a Director of, the Company, any Parent or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Director shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.

          (h)  "Director" means a member of the Board.
                --------

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          (i)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (j)  "Employee" means any person, including Officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k)  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as
                ------------
amended.

          (l)  "Fair Market Value" means, as of any date, the value of a Share
                -----------------
determined as follows:

               (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Geneva Stock Exchange, the Zurich Stock Exchange or the Swiss Electronic Exchange, their Fair Market Value may be determined with reference to the closing sales price for the Shares (or the closing bid, if no sales were reported) as quoted on any such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Shares shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Administrator.

          (m)  "Notice of Grant" means a written notice evidencing certain terms
                ---------------
and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (n)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (o)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (p)  "Option Agreement" means a written agreement between the Company
                ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (q)  "Option Exchange Program" means a program whereby outstanding
                -----------------------
options are surrendered in exchange for options with a lower exercise price.

          (r)  "Optioned Stock" means the Shares subject to an Option or Stock
                --------------
Purchase Right.

          (s)  "Optionee" means an Employee or Director who holds an outstanding
                --------
Option or Stock Purchase Right.

          (t)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (u)  "Plan" means this 1996 Stock Plan.
                ----

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          (v)  "Restricted Stock" means Shares acquired pursuant to a grant of
                ----------------
Stock Purchase Rights under Section 11 below.

          (w)  "Restricted Stock Purchase Agreement" means a written agreement
                -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (x)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (y)  "Section 16(b)" means Section 16(b) of the Exchange Act.
                -------------

          (z)  "Share" means a Registered Share of the Company, as adjusted in
                -----
accordance with Section 13 of the Plan, and shall refer, where appropriate, to American Depositary Shares representing Registered Shares.

          (aa) "Stock Purchase Right" means the right to purchase Shares
                --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (bb) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 600,000 Shares. The Shares may be authorized, but unissued, conditionally issued or reacquired Shares.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)   Multiple Administrative Bodies. The Plan may be
                     ------------------------------
administered by different Committees with respect to different groups of Service Providers.

               (ii)  Section 162(m). To the extent that the Administrator
                     --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions
                     ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

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               (iv)   Other Administration. Other than as provided above, the
                      --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator. Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Shares, in accordance with Section 2(l) of the Plan;

               (ii) to select the Employees and Directors to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of Shares to be covered by each Option and Stock Purchase Right granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, rules and regulations relating to (1) sub-plans established for the purpose of qualifying for preferred tax treatment under the tax laws of any country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, and (2) the issuance of Shares hereunder to a depositary to be represented by American Depositary Shares;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xii)  to institute an Option Exchange Program;

               (xiii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.


          (c)  Effect of Administrator's Decision. The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   Eligibility.  Options and Stock Purchase Rights may be granted to
          -----------
Employees and Directors. If otherwise eligible, an Employee or Director who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6.   Limitations.
          -----------

          (a) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment at any time, with or without cause.

          (b)  The following limitations shall apply to grants of Options to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

               (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 50,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.   Term of Plan. Subject to Section 19 of the Plan, the Plan shall become
          ------------
effective upon the effectiveness of the Company's Registration Statement on Form F-1 filed with the Securities Exchange Commission for the initial United States public offering of the Shares. It shall continue in effect for a term of ten
(10) years unless terminated earlier under Section 15 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the Notice
          --------------
of Grant.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a)  Exercise Price. The per share exercise price for the Shares to be
               --------------
issued pursuant to exercise of an Option shall be determined by the Administrator; provided, however, that the per Share exercise price shall be no less than 100% of Fair Market Value. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b)  Waiting Period and Exercise Dates.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c)  Form of Consideration.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

               (i)    cash;

               (ii)   check;

               (iii)  wire transfer;

               (iv)   promissory note;

               (v) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (vi) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vii) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (viii) any combination of the foregoing methods of payment; or

               (ix) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Directorship. Upon termination of an
               -----------------------------------------
Optionee's Continuous Status as an Employee or Director, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, in the event of an Optionee's change in status from Director to Employee or Employee to Director, the Optionee's Continuous Status as an Employee or Director shall not automatically terminate solely as a result of such change in status.

          (c)  Disability of Optionee.  Upon termination of an Optionee's
               ----------------------
Continuous Status as an Employee or Director as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee. Upon the death of an Optionee, the Option may
               -----------------
be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise,
               -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)  Other Provisions.  The Restricted Stock Purchase Agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Non-Transferability of Options and Stock Purchase Rights.  Unless
          --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
----------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of Shares covered by each outstanding Option and Stock Purchase Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Shares covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of full consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of full consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale. In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Date of Grant.  The date of grant of an Option or Stock Purchase Right
          -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Shareholder Approval. The Company shall obtain shareholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, including the requirements of any exchange or quotation system on which the Shares are listed or quoted. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Liability of Company.
          --------------------

          (a)  Inability to Obtain Authority.  The inability of the Company to
               -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)  Grants Exceeding Allotted Shares. If the Optioned Stock covered
               --------------------------------
by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

     18.  Reservation of Shares. The Company, during the term of this Plan, will
          ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

IN WITNESS WHEREOF, the undersigned Chairman of the Board of Logitech International S.A. certifies that the foregoing Logitech International S.A. 1996 Employee Share Purchase Plan was duly adopted by the Board of Directors of Logitech International S.A. on the 24th day of April, 1996, and amended by the Board of Directors on the 12th day of February, 1997, and the 22nd day of April, 1998.


                              /s/ Daniel V. Borel
                              _________________________________
                              Chairman

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